UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-00852

FPA PARAMOUNT FUND, INC.
(Exact name of registrant as specified in charter)

11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA			90025
(Address of principal executive offices)			(Zip code)

(Name and address of agent for service) J. RICHARD ATWOOD, PRESIDENT FPA PARAMOUNT FUND, INC. 11601 WILSHIRE BLVD., STE. 1200 LOS ANGELES, CALIFORNIA 90025		Copy to: MARK D. PERLOW, ESQ. DECHERT LLP ONE BUSH STREET, STE. 1600 SAN FRANCISCO, CA 94104

Registrant’s telephone number, including area code:		(310) 473-0225

Date of fiscal year end:	September 30

Date of reporting period:	March 31, 2017

Item 1:  Report to Shareholders.

FPA Paramount Fund, Inc.

Semi-Annual Report

March 31, 2017

Distributor:

UMB DISTRIBUTION SERVICES, LLC

235 West Galena Street
Milwaukee, Wisconsin 53212

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Dear Fellow Shareholders,

During the first quarter of 2017, the Fund gained 7.48% (in U.S. currency) compared to an increase of 6.91% for the MSCI All Country World Index (Net) (the "Index").

While we are pleased with the first quarter outcome, we continue to believe short-term performance is not the best way to judge results. As value investors, we seek to buy businesses at a discount. Stock prices can, and often do, decline after purchases. We also know that market sentiment toward an industry, or even a specific company, often shifts significantly from one year to the next. It typically takes several years for discounts to our estimates to unwind. That is why we advocate evaluating the Fund's performance over longer periods, ideally over a market cycle.

Q1 2017 Winners[1]	Performance Contribution	Q1 2017 Losers[1]	Performance Contribution
Oracle Corporation	0.69%	Signet Jewelers Ltd.	-0.63%
Page Group plc	0.59%	Robert Half Intl Inc.	-0.07%
Britvic plc	0.56%	Prosegur Seguridad	-0.07%

Key performers

Our worst-performing holding this quarter was Signet Jewelers, which declined 26.3% (in U.S. currency).2 The company, which is domiciled in Bermuda, is the largest operator of chain jewelry stores in the United States with popular banners like Kay, Jared and Zales. The group also operates the leading chains in the UK and Canada.

During the period, Signet reported lackluster holiday 2016 results, mirroring the tepid reports of most other U.S. mall-based retailers. With the cost of diamonds and precious metals already embedded in cost-of-goods expense, and with labor and store lease expenses difficult to shift in the short term, declining sales squeezed margins. Offsetting a portion of the deleveraging are synergies from the Zale acquisition. Going forward, there should be additional benefits at Zale, and the company has recently announced plans to close its U.S. regional chains. These locations have been the biggest drag on sales and margins.

Based on these actions, we expect the company will continue to have relatively strong profitability and generate good cash flow. Balance sheet leverage remains reasonable, and a potential disposal of the credit card portfolio could free up significant working capital. Following the recent decline, with the potential for sales to recover over the next several years, the shares are trading at about 8.5x normalized operating profit, and subject to remaining at sufficient margin of safety3, we remain invested in the company.

1  Reflects the top contributors and top detractors to the Fund's performance based on contribution to return for the quarter. Contribution is presented as gross of investment management fees, transactions costs, and Fund operating expenses, which if included, would reduce the returns presented. This is not a recommendation for a specific security and these securities may not be in the fund at the time you receive this report. Past performance does not guarantee future results.

2  Worst performer based on the percentage of Signet's share price change from 12/31/16 to 3/31/17 in U.S. currency. This share price change does not necessarily equate with the performance of the holding in the Fund's portfolio. As of 3/31/17, Signet represented 1.23% of the Fund's total assets.

3  Buying with a "margin of safety' is when a security is purchased at a discount to the portfolio manager's estimate of its intrinsic value. Buying a security with a margin of safety is in part designed to protect against permanent capital loss in the case of an unexpected event or analytical mistake. A purchase made with a margin of safety does not guarantee the security will not decline in price.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Canadian-based Empire gained about 31.5% (in U.S. currency) this quarter. The Fund's performance was not significantly impacted by the gain, since our position was established at the end of the period. The next-best performer was Prada, which gained about 24.1% (in U.S. currency), and was the Fund's best performer held during the quarter.4 The company is a leading global retailer of luxury goods, including handbags, shoes and apparel.

During the period from 2014 through June 2016, Prada's sales slowed markedly. The main cause was a retrenchment by Chinese consumers due to the cooling Chinese economy and government anti-corruption initiatives. This slowdown followed a period of rapid store expansion for Prada, particularly in Asia. The company was not the only luxury goods retailer to have expanded its store base only to face these slowing sales, but its response to the changed environment was unique. Competitors systematically reduced their fixed costs to mitigate the impact of declining sales on margins. In Prada's case, the cost adjustment was nonexistent. Margins contracted significantly over the multi-year period, which greatly pressured the share price.

During the first quarter, the company reported sales for the second half of 2016, which declined less than in recent periods. The company also commented that January sales were positive. This improving trend, particularly in sales to Chinese consumers, was similar to those reported in the period by its luxury peers, and was seen by the market as evidence of a positive turn for the business.

The company maintains a strong global brand, and we believe that improving sales results should lead to margin improvement in future periods. There continues to be ample balance sheet strength. Following the operational performance of the last few years, our assessment of management has changed, however, and we now view the team as detrimental to long-term value creation. Despite this view, the business remains undervalued and we continue to hold Prada, assuming a sufficient margin of safety.

Portfolio Activity

Despite global market buoyancy during the quarter, we found opportunities to make new purchases in the following companies: Empire, a leading grocery store operator and wholesale food distributor in Canada; Denmark-based Novo Nordisk, a leading global manufacturer of pharmaceutical products to treat diabetes; and Philips, a leading global manufacturer of health care equipment based in the Netherlands.

In the period, we also completely sold out of six companies. They included U.S.-based Omnicom, which manages leading global advertising and marketing agencies; Robert Half, based in the U.S. and a leading provider of temporary and permanent staffing recruitment services; Sandvik, based in the Sweden and a leading producer of mining equipment and other cutting tools; and Taiwan Semiconductor, the world's largest foundry semiconductor manufacturer. In all four instances, the stock prices had converged with our assessment of intrinsic value, and we believed the businesses no longer offered an appropriate margin of safety.

We also increased or trimmed existing positions as necessary during the quarter.

Portfolio profile

We owned 45 disclosed positions at the end of the quarter, which remains within the range of the 25 to 50 businesses that we would expect to own at any given time. The top 10 holdings represented about 30% of Fund assets. Our cash balance ended the quarter at about 10%.

4  Best performer based on the percentage of Prada's share price change from 12/31/16 to 3/31/17 in U.S. currency. This total shareholder return does not necessarily equate with the performance of the holding in the Fund's portfolio. As of 3/31/17, Prada represented 1.65% of the Fund's total assets.

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

At quarter end, about 24% of the Fund's assets were invested in companies domiciled in the United States. The non-U.S. portion was made up of companies domiciled in Europe (about 58%) the Asia-Pacific region (about 5%), with the balance in other regions and cash. Where a company is domiciled is largely irrelevant to us, however, since many of our holdings are large companies that conduct business on a global scale. That means they often generate significant amounts of their cash outside their home countries, rendering traditional country classifications less meaningful.

Most of the Fund's positions are in large-cap companies (with a median capitalization of approximately $12 billion), including several businesses that are considered mega-caps. That is consistent with our mandate, which focuses on companies with market caps in excess of $2 billion.

We thank you, as always, for your confidence, and look forward to continuing to serve your interests as shareholders of the FPA Paramount Fund.

Respectfully submitted,

The World Value Team

Gregory Herr	Pierre O. Py
Portfolio Manager	Portfolio Manager
March 31, 2017

FPA PARAMOUNT FUND, INC.
LETTER TO SHAREHOLDERS

Continued

Performance data quoted in this letter represents past performance and neither indicates nor guarantees future performance. The discussions of Fund investments represent the views of the Fund's managers at the time of this report and are subject to change without notice. References to individual securities are for informational purposes only and should not be construed as recommendations to purchase or sell individual securities. While the Fund's managers believe that the Fund's holdings are value stocks, there can be no assurance that others will consider them as such. Further, investing in value stocks presents the risk that value stocks may fall out of favor with investors and underperform growth stocks during given periods.

The MSCI World Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The MSCI World Index consists of the following 24 developed market country indices: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Greece, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom, and the United States. Individuals cannot invest directly in an Index.

FUND RISKS

Investments in mutual funds carry risks and investors may lose principal value. Stock markets are volatile and can decline significantly in response to adverse issuer, political, regulatory, market, or economic developments. The funds may purchase foreign securities which are subject to interest rate, currency exchange rate, economic and political risks: this may be enhanced when investing in emerging markets. Small and mid-cap stocks involve greater risks and they can fluctuate in price more than larger company stocks. Groups of stocks, such as value and growth, go in and out of favor which may cause certain funds to underperform other equity funds.

FORWARD LOOKING STATEMENT DISCLOSURE

As mutual fund managers, one of our responsibilities is to communicate with shareholders in an open and direct manner. Insofar as some of our opinions and comments in our letters to shareholders are based on our current expectations, they are considered "forward-looking statements" which may or may not prove to be accurate over the long term. While we believe we have a reasonable basis for our comments and we have confidence in our opinions, actual results may differ materially from those we anticipate. You can identify forward-looking statements by words such as "believe," "expect," "may," "anticipate," and other similar expressions when discussing prospects for particular portfolio holdings and/or the markets, generally. We cannot, however, assure future results and disclaim any obligation to update or alter any forward-looking statements, whether as a result of new information, future events, or otherwise. Further, information provided in this report should not be construed as a recommendation to purchase or sell any particular security.

FPA PARAMOUNT FUND, INC.

PORTFOLIO SUMMARY

March 31, 2017
(Unaudited)

Common Stocks		90.2%
Beverages	7.5%
Apparel, Footwear & Acc Design	6.3%
Infrastructure Software	6.2%
Professional Services	6.1%
Construction & Mining Machinery	4.5%
Advertising & Marketing	3.8%
Internet Media	3.8%
Oil & Gas Services & Equipment	3.8%
Other Common Stocks	3.7%
Large Pharma	3.6%
Flow Control Equipment	3.3%
Health Care Services	3.1%
Entertainment Content	3.0%
Food & Drug Stores	2.6%
Airlines	2.6%
Application Software	2.3%
Home & Office Furnishings	2.3%
Electrical Components	2.2%
Security Services	1.9%
Aircraft & Parts	1.8%
Packaged Food	1.8%
Other Spec Retail — Discretionary	1.7%
Rubber & Plastic	1.7%
Specialty Apparel Stores	1.6%
Other Commercial Services	1.6%
Mass Merchants	1.5%
Industrial Distribution & Rental	1.5%
Communications Equipment	1.3%
Jewelry & Watch Stores	1.2%
Internet Based Services	1.1%
Health Care Supply Chain	0.8%
Short-term Investments		10.0%
Other Assets And Liabilities, Net		(0.2)%
Net Assets		100.0%

FPA PARAMOUNT FUND, INC.

PORTFOLIO OF INVESTMENTS

March 31, 2017
(Unaudited)

COMMON STOCKS	Shares	Fair Value
BEVERAGES — 7.5%
Britvic plc (Britain)	796,580	$6,462,279
Carlsberg A/S (B Shares) (Denmark)	31,430	2,902,507
Diageo plc (Britain)	82,420	2,358,035
		$11,722,821
APPAREL, FOOTWEAR & ACC DESIGN — 6.3%
Burberry Group plc (Britain)	106,060	$2,290,896
Cie Financiere Richemont SA (Switzerland)	29,860	2,361,016
Prada SpA (Italy)	615,820	2,587,213
Swatch Group AG (The) (Switzerland)	7,237	2,591,636
		$9,830,761
INFRASTRUCTURE SOFTWARE — 6.2%
Microsoft Corporation	60,310	$3,972,016
Oracle Corporation	130,270	5,811,345
		$9,783,361
PROFESSIONAL SERVICES — 6.1%
Adecco Group AG (Switzerland)	33,360	$2,369,654
Pagegroup plc (Britain)	1,353,082	7,254,091
		$9,623,745
CONSTRUCTION & MINING MACHINERY — 4.5%
Joy Global, Inc.	165,900	$4,686,675
Metso Oyj (Finland)	78,040	2,362,722
		$7,049,397
ADVERTISING & MARKETING — 3.8%
DKSH Holding AG (Switzerland)	33,544	$2,595,378
Publicis Groupe SA (France)	48,450	3,385,979
		$5,981,357
INTERNET MEDIA — 3.8%
Alphabet, Inc. (Class C)*	3,834	$3,180,533
Baidu, Inc. (ADR) (China)*	16,210	2,796,549
		$5,977,082
OIL & GAS SERVICES & EQUIPMENT — 3.8%
Fugro NV (CVA) (Netherlands)*	210,405	$3,278,238
ShawCor, Ltd. (Canada)	89,620	2,623,534
		$5,901,772
LARGE PHARMA — 3.6%
Novo Nordisk A/S (B Shares) (Denmark)	74,880	$2,571,664
Sanofi (France)	34,650	3,127,946
		$5,699,610

FPA PARAMOUNT FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
FLOW CONTROL EQUIPMENT — 3.3%
IMI plc (Britain)	161,810	$2,418,591
Sulzer AG (Switzerland)	26,914	2,815,941
		$5,234,532
HEALTH CARE SERVICES — 3.1%
Laboratory Corp. of America Holdings*	16,560	$2,375,863
MEDNAX, Inc.*	36,570	2,537,227
		$4,913,090
ENTERTAINMENT CONTENT — 3.0%
Twenty-First Century Fox, Inc. (Class B)	150,000	$4,767,000
FOOD & DRUG STORES — 2.6%
CVS Health Corporation	25,000	$1,962,500
Empire Co. Ltd. (Canada)	137,140	2,095,488
		$4,057,988
AIRLINES — 2.6%
Ryanair Holdings plc (Ireland)*	257,150	$3,984,608
APPLICATION SOFTWARE — 2.3%
SAP SE (Germany)	37,250	$3,655,128
HOME & OFFICE FURNISHINGS — 2.3%
Howden Joinery Group plc (Britain)	671,780	$3,650,338
ELECTRICAL COMPONENTS — 2.2%
Koninklijke Philips NV (Netherlands)	106,320	$3,417,410
SECURITY SERVICES — 1.9%
Prosegur Cia de Seguridad SA (Spain)	487,182	$2,931,253
AIRCRAFT & PARTS — 1.8%
Meggitt plc (Britain)	505,330	$2,819,320
PACKAGED FOOD — 1.8%
Nestle SA (Switzerland)	35,690	$2,738,258
OTHER SPEC RETAIL — DISCRETIONARY — 1.7%
Luxottica Group SpA (Italy)	48,260	$2,664,284

FPA PARAMOUNT FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

COMMON STOCKS — Continued	Shares	Fair Value
RUBBER & PLASTIC — 1.7%
Ansell, Ltd. (Australia)	140,440	$2,582,618
SPECIALTY APPAREL STORES — 1.6%
Hugo Boss AG (Germany)	35,060	$2,558,671
OTHER COMMERCIAL SERVICES — 1.6%
ALS, Ltd. (Australia)	543,230	$2,548,269
MASS MERCHANTS — 1.5%
Dollar General Corporation	34,280	$2,390,344
INDUSTRIAL DISTRIBUTION & RENTAL — 1.5%
Aggreko plc (Britain)	209,537	$2,319,444
COMMUNICATIONS EQUIPMENT — 1.3%
Cisco Systems, Inc.	57,630	$1,947,894
JEWELRY & WATCH STORES — 1.2%
Signet Jewelers, Ltd.	28,020	$1,940,945
INTERNET BASED SERVICES — 1.1%
Priceline Group, Inc. (The)*	1,000	$1,779,970
HEALTH CARE SUPPLY CHAIN — 0.8%
Patterson Cos., Inc.	26,050	$1,178,242
OTHER COMMON STOCKS — 3.7%		$5,757,281
TOTAL COMMON STOCKS — 90.2% (Cost $130,622,062)		$141,406,793
TOTAL INVESTMENT SECURITIES — 90.2% (Cost $130,622,062)		$141,406,793

FPA PARAMOUNT FUND, INC.

PORTFOLIO OF INVESTMENTS (Continued)

March 31, 2017
(Unaudited)

	Principal Amount	Fair Value
SHORT-TERM INVESTMENTS — 10.0%
State Street Bank Repurchase Agreement — 0.09% 4/3/2017 (Dated 03/31/2017, repurchase price of $15,665,117 collateralized by $16,730,000 principal amount U.S. Treasury Bond — 2.75% 2042, fair value $15,982,035)	$15,665,000	$15,665,000
TOTAL SHORT-TERM INVESTMENTS (Cost $15,665,000)		$15,665,000
TOTAL INVESTMENTS — 100.2% (Cost $146,287,062)		$157,071,793
Other assets and liabilities, net — (0.2)%		(310,256)
NET ASSETS — 100.0%		$156,761,537

*  Non-income producing security.

As permitted by U.S. Securities and Exchange Commission regulations, "Other" Common Stocks include holdings in their first year of acquisition that have not previously been publicly disclosed.

See notes to financial statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES

March 31, 2017
(Unaudited)

ASSETS
Investment securities — at fair value (identified cost $130,622,062)	$141,406,793
Short-term investments — at amortized cost (maturities 60 days or less)	15,665,000
Cash	537
Receivable for:
Investment securities sold	1,249,747
Dividends and interest	660,256
Capital Stock sold	687
Prepaid expenses and other assets	2,137
Total assets	158,985,157
LIABILITIES
Payable for:
Investment securities purchased	1,855,909
Capital Stock repurchased	185,453
Advisory fees	81,804
Line of Credit	11,006
Accrued expenses and other liabilities	89,448
Total liabilities	2,223,620
NET ASSETS	$156,761,537
SUMMARY OF SHAREHOLDERS' EQUITY
Capital Stock — par value $0.25 per share; authorized 100,000,000 shares; outstanding 8,327,867 shares	$2,081,967
Additional Paid-in Capital	155,041,848
Accumulated net realized loss on investments	(11,027,560)
Accumulated net investment loss	(99,296)
Unrealized appreciation of investments	10,764,578
NET ASSETS	$156,761,537
NET ASSET VALUE
Offering and redemption price per share	$18.82

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENT OF OPERATIONS

For the Six Months Ended March 31, 2017
(Unaudited)

INVESTMENT INCOME
Dividends (net of foreign taxes withheld of $80,234)	$881,029
Interest	2,546
Total investment income	883,575
EXPENSES
Advisory fees	760,728
Legal fees	94,374
Director fees and expenses	59,563
Reports to shareholders	40,649
Transfer agent fees and expenses	36,415
Audit and tax services fees	24,803
Filing fees	19,814
Custodian fees	17,091
Administrative services fees	3,857
Professional fees	3,488
Other	29,069
Total expenses	1,089,851
Reimbursement from Adviser	(117,459)
Net expenses	972,392
Net investment loss	(88,817)
NET REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Investments	(3,726,641)
Foreign currency transactions	(19,697)
Net change in unrealized appreciation (depreciation) of:
Investments	17,720,956
Translation of foreign currency denominated amounts	(7,843)
Net realized and unrealized gain	13,966,775
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$13,877,958

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
STATEMENTS OF CHANGES IN NET ASSETS

	Six Months Ended March 31, 2017 (Unaudited)	Year Ended September 30, 2016
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income (loss)	$(88,817)	$1,692,806
Net realized loss	(3,746,338)	(3,618,681)
Net change in unrealized appreciation	17,713,113	20,589,139
Net increase in net assets resulting from operations	13,877,958	18,663,264
Distributions to shareholders from:
Net investment income	(1,478,352)	(798,849)
Total distributions	(1,478,352)	(798,849)
Capital Stock transactions:
Proceeds from Capital Stock sold	1,750,472	5,361,647
Proceeds from shares issued to shareholders upon reinvestment of dividends and distributions	911,695	517,894
Cost of Capital Stock repurchased	(7,350,158)*	(28,327,480)*
Net decrease from Capital Stock transactions	(4,687,991)	(22,447,939)
Total change in net assets	7,711,615	(4,583,524)
NET ASSETS
Beginning of period	149,049,922	153,633,446
End of period	$156,761,537	$149,049,922
CHANGE IN CAPITAL STOCK OUTSTANDING
Shares of Capital Stock sold	98,582	334,429
Shares issued to shareholders upon reinvestment of dividends and distributions	52,156	33,113
Shares of Capital Stock repurchased	(410,702)	(1,741,533)
Change in Capital Stock outstanding	(259,964)	(1,373,991)

*  Net of redemption fees of $1 and $637 for the period ended March 31, 2017 and year ended September 30, 2016, respectively.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
FINANCIAL HIGHLIGHTS

Selected Data for Each Share of Capital Stock Outstanding Throughout Each Period

	Six Months Ended March 31, 2017		Year Ended September 30
	(unaudited)		2016	2015	2014	2013	2012
Per share operating performance:
Net asset value at beginning of period	$17.36		$15.42	$17.47	$25.68	$20.00	$15.68
Income from investment operations:
Net investment income*	—		$0.18	$0.08	$0.16	$0.03	— **
Net realized and unrealized gain (loss) on investment securities	$1.64		1.84	(1.35)	(0.01)	5.69	$4.32
Total from investment operations	$1.64		$2.02	$(1.27)	$0.15	$5.72	$4.32
Less distributions:
Dividends from net investment income	$(0.18)		$(0.08)	$(0.25)	—	$(0.03)	—
Distributions from net realized capital gains	—		—	(0.53)	$(8.36)	(0.01)	—
Total distributions	$(0.18)		$(0.08)	$(0.78)	$(8.36)	$(0.04)	—
Redemption fees	—	**	— **	— **	— **	— **	— **
Net asset value at end of period	$18.82		$17.36	$15.42	$17.47	$25.68	$20.00
Total investment return***	9.50%		13.19%	(7.63)%	(0.55)%	28.64%	27.55%
Ratios/supplemental data:
Net assets, end of period (in $000's)	$156,762		$149,050	$153,633	$303,928	$326,045	$259,158
Ratio of expenses of average net assets:
Before reimbursement from Adviser	1.45	%†	1.43%	1.32%	1.22%	0.92%	0.94%
After reimbursement from Adviser	1.29	%†	1.29%	1.30%	1.06%	0.92%	0.94%
Ratio of net investment income to average net assets:
Before reimbursement from Adviser	(0.27	)%†	0.99%	0.46%	0.76%	0.13%	0.01%
After reimbursement from Adviser	(0.12	)%†	1.13%	0.48%	0.92%	0.13%	0.01%
Portfolio turnover rate	71	%†	52%	38%	113%	19%	6%

*  Per share amount is based on average shares outstanding.

**  Rounds to less than $0.01 per share.

***  Return is based on net asset value per share, adjusted for reinvestment of distributions, and does not reflect deduction of the sales charge.

†  Annualized.

See accompanying Notes to Financial Statements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

March 31, 2017
(Unaudited)

NOTE 1 — Significant Accounting Policies

FPA Paramount Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as a non-diversified, open-end management investment company. The Fund's primary investment objective is high total investment return, including capital appreciation and income. The Fund qualifies as an investment company pursuant to Financial Accounting Standards Codification (ASC) No. 946, Financial Services — Investment Companies. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.

A.  Security Valuation

The Fund's investments are reported at fair value as defined by accounting principles generally accepted in the United States of America, ("U.S. GAAP"). The Fund generally determines its net asset value as of approximately 4:00 p.m. New York time each day the New York Stock Exchange is open. Further discussion of valuation methods, inputs and classifications can be found under Disclosure of Fair Value Measurements.

B.  Securities Transactions and Related Investment Income

Securities transactions are accounted for on the date the securities are purchased or sold. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Interest income and expenses are recorded on an accrual basis. The books and records of the Fund are maintained in U.S. dollars as follows: (1) the foreign currency market value of investment securities, and other assets and liabilities stated in foreign currencies, are translated using the daily spot rate; and (2) purchases, sales, income and expenses are translated at the rate of exchange prevailing on the respective dates of such transactions. The resultant exchange gains and losses are included in net realized or net unrealized gain (loss) in the statement of operations.

C.  Use of Estimates

The preparation of the financial statements in accordance with U.S. GAAP requires management to make estimates and assumptions that affect the amounts reported. Actual results could differ from those estimates.

D.  Recent Accounting Pronouncements

In December 2016, the FASB released an accounting standard update ("ASU") 2016-19 that makes technical changes to various section of the ASC, including Topic 820, Fair Value Measurement. The changes to Topic 820 are intended to clarify the difference between a valuation approach and a valuation technique. The changes to ASC 820-10-50-2 require a reporting entity to disclose, for Level 2 and Level 3 fair value measurements, a change in either or both a valuation approach and a valuation technique and the reason(s) for the changes. The changes to Topic 820 are effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2016. At this time, management is evaluating the implications of the ASU and has not yet determined its impact on the financial statements and disclosures.

E.  New and Amended Financial Reporting Rules and Forms

On October 13, 2016, the U.S. Securities Exchange Commission ("SEC") adopted new rules and forms, and amended existing rules and forms. The new and amended rules and forms are intended to modernize the reporting of information provided by funds and to improve the quality and type of information that funds provide to the SEC and investors. The new and amended rules and forms will be effective for the Fund for reporting periods beginning on and after June 1, 2018. Management is evaluating the new and amended rules and forms to determine the impact to the Fund.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 2 — Risk Considerations

Investing in the Fund may involve certain risks including, but not limited to, those described below.

Market Risk: Because the values of the Fund's investments will fluctuate with market conditions, so will the value of your investment in the Fund. You could lose money on your investment in the Fund or the Fund could underperform other investments.

Common Stocks and other Securities: The prices of common stocks and other securities held by the Fund may decline in response to certain events taking place around the world, including; those directly involving companies whose securities are owned by the Fund; conditions affecting the general economy; overall market changes; local, regional or global political, social or economic instability; and currency, interest rate and commodity price fluctuations. Since the Fund invests in foreign securities, it will be subject to risks not typically associated with domestic securities. Foreign investments, especially those of companies in emerging markets, can be riskier less liquid, harder to value, and more volatile than investments in the United States. Adverse political and economic developments or changes in the value of foreign currency can make it more difficult for the Fund to value the securities. Differences in tax and accounting standards, difficulties in obtaining information about foreign companies, restrictions on receiving investment proceeds from a foreign country, confiscatory foreign tax laws, and potential difficulties in enforcing contractual obligations, can all add to the risk and volatility of foreign investments. The financial problems in global economies over the past several years, including the European sovereign debt crisis, may continue to cause high volatility in global financial markets.

Risks Associated with Non-Diversification: The Fund is non-diversified, which generally means that it may invest a greater percentage of its total assets in the securities of fewer issuers than a "diversified" fund. This increases the risk that a change in the value of any one investment held by the Fund could affect the overall value of the Fund more than it would affect that of a diversified fund holding a greater number of investments. Accordingly, the Fund's value will likely be more volatile than the value of a more diversified fund.

Repurchase Agreements: Repurchase agreements permit the Fund to maintain liquidity and earn income over periods of time as short as overnight. Repurchase agreements held by the Fund are fully collateralized by U.S. Government securities, or securities issued by U.S. Government agencies, or securities that are within the three highest credit categories assigned by established rating agencies (Aaa, Aa, or A by Moody's or AAA, AA or A by Standard & Poor's) or, if not rated by Moody's or Standard & Poor's, are of equivalent investment quality as determined by the Adviser. Such collateral is in the possession of the Fund's custodian. The collateral is evaluated daily to ensure its market value equals or exceeds the current market value of the repurchase agreements including accrued interest. In the event of default on the obligation to repurchase, the Fund has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation.

The Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement ("MRA"). The MRA permits the Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of a MRA counterparty's bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the repurchase transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund recognizes a liability with respect to such excess collateral to reflect the Fund's obligation under bankruptcy law to return the excess to the counterparty. Repurchase agreements outstanding at the end of the period are listed in the Fund's Portfolio of Investments.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

NOTE 3 — Purchases and Sales of Investment Securities

Cost of purchases of investment securities (excluding short-term investments) aggregated $48,415,150 for the period ended March 31, 2017. The proceeds and cost of securities sold resulting in net realized losses of $3,726,641 aggregated $56,109,393 and $59,836,034, respectively, for the period ended March 31, 2017. Realized gains or losses are based on the specific identification method.

NOTE 4 — Federal Income Tax

No provision for federal income tax is required because the Fund has elected to be taxed as a "regulated investment company" under the Internal Revenue Code (the "Code") and intends to maintain this qualification and to distribute each year to its shareholders, in accordance with the minimum distribution requirements of the Code, its taxable net investment income and taxable net realized gains on investments.

The cost of investment securities held at March 31, 2017, was $130,959,048 for federal income tax purposes. Gross unrealized appreciation and depreciation for all investments (excluding short-term investments) at March 31, 2017, for federal income tax purposes was $15,886,624 and $5,438,879, respectively resulting in net unrealized depreciation of $10,447,745. As of and during the period ended March 31, 2017, the Fund did not have any liability for unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the year, the Fund did not incur any interest or penalties. The Fund is not subject to examination by U.S. federal tax authorities for years ended on or before September 30, 2012 or by state tax authorities for years ended on or before September 30, 2011.

NOTE 5 — Advisory Fees and Other Affiliated Transactions

Pursuant to an Investment Advisory Agreement (the "Agreement") approved by shareholders on November 15, 2013 advisory fees were paid by the Fund to First Pacific Advisors, LLC (the "Adviser"). Under the terms of this Agreement, the Fund pays the Adviser a monthly fee calculated at the annual rate of 1% of the Fund's average daily net assets. The Adviser has contractually agreed to reimburse expenses in excess of 1.29% of the average net assets of the Fund (excluding brokerage fees and commissions, interest, taxes, shareholder service fees, fees and expenses of other funds in which the Fund invests, and extraordinary expenses) through January 31, 2018.

For the period ended March 31, 2017, the Fund paid aggregate fees and expenses of $59,563 to all Directors who are not affiliated persons of the Adviser. Certain officers of the Fund are also officers of the Adviser.

NOTE 6 — Redemption Fees

A redemption fee of 2% applies to redemptions within 90 days of purchase. For the period ended March 31, 2017, the Fund collected $1 in redemption fees. The impact of these fees is less than $0.01 per share.

NOTE 7 — Disclosure of Fair Value Measurements

The Fund uses the following methods and inputs to establish the fair value of its assets and liabilities. Use of particular methods and inputs may vary over time based on availability and relevance as market and economic conditions evolve.

Equity securities are generally valued each day at the official closing price of, or the last reported sale price on, the exchange or market on which such securities principally are traded, as of the close of business on that day. If there have been no sales that day, equity securities are generally valued at the last available bid price. Securities that are unlisted and fixed-income and convertible securities listed on a national securities exchange for which the over-the-counter ("OTC") market more accurately reflects the securities' value in the judgment of the Fund's officers, are valued at the most recent bid price. Events occurring after the close of trading on non-U.S. exchanges may result in adjustments to the valuation of foreign securities to reflect their fair value as of the close of regular

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

trading on the NYSE. The Fund may utilize an independent fair valuation service in adjusting the valuations of foreign securities. Short-term corporate notes with maturities of 60 days or less at the time of purchase are valued at amortized cost.

Securities for which representative market quotations are not readily available or are considered unreliable by the Adviser are valued as determined in good faith under procedures adopted by the authority of the Fund's Board of Directors. Various inputs may be reviewed in order to make a good faith determination of a security's value. These inputs include, but are not limited to, the type and cost of the security; contractual or legal restrictions on resale of the security; relevant financial or business developments of the issuer; actively traded similar or related securities; conversion or exchange rights on the security; related corporate actions; significant events occurring after the close of trading in the security; and changes in overall market conditions. Fair valuations and valuations of investments that are not actively trading involve judgment and may differ materially from valuations of investments that would have been used had greater market activity occurred.

The Fund classifies its assets based on three valuation methodologies. Level 1 values are based on quoted market prices in active markets for identical assets. Level 2 values are based on significant observable market inputs, such as quoted prices for similar assets and quoted prices in inactive markets or other market observable inputs as noted above including spreads, cash flows, financial performance, prepayments, defaults, collateral, credit enhancements, and interest rate volatility. Level 3 values are based on significant unobservable inputs that reflect the Fund's determination of assumptions that market participants might reasonably use in valuing the assets. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The valuation levels are not necessarily an indication of the risk associated with investing in those securities. The following table presents the valuation levels of the Fund's investments as of March 31, 2017:

Investments	Level 1	Level 2	Level 3	Total
Common Stocks
Beverages	$11,722,821	—	—	$11,722,821
Apparel, Footwear & Acc Design	9,830,761	—	—	9,830,761
Infrastructure Software	9,783,361	—	—	9,783,361
Professional Services	9,623,745	—	—	9,623,745
Construction & Mining Machinery	7,049,397	—	—	7,049,397
Advertising & Marketing	5,981,357	—	—	5,981,357
Internet Media	5,977,082	—	—	5,977,082
Oil & Gas Services & Equipment	5,901,772	—	—	5,901,772
Large Pharma	5,699,610	—	—	5,699,610
Flow Control Equipment	5,234,532	—	—	5,234,532
Health Care Services	4,913,090	—	—	4,913,090
Entertainment Content	4,767,000	—	—	4,767,000
Food & Drug Stores	4,057,988	—	—	4,057,988
Airlines	3,984,608	—	—	3,984,608
Application Software	3,655,128	—	—	3,655,128
Home & Office Furnishings	3,650,338	—	—	3,650,338
Electrical Components	3,417,410	—	—	3,417,410

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

Investments	Level 1	Level 2	Level 3	Total
Security Services	$2,931,253	—	—	$2,931,253
Aircraft & Parts	2,819,320	—	—	2,819,320
Packaged Food	2,738,258	—	—	2,738,258
Other Spec Retail — Discretionary	2,664,284	—	—	2,664,284
Rubber & Plastic	2,582,618	—	—	2,582,618
Specialty Apparel Stores	2,558,671	—	—	2,558,671
Other Commercial Services	2,548,269	—	—	2,548,269
Mass Merchants	2,390,344	—	—	2,390,344
Industrial Distribution & Rental	2,319,444	—	—	2,319,444
Communications Equipment	1,947,894	—	—	1,947,894
Jewelry & Watch Stores	1,940,945	—	—	1,940,945
Internet Based Services	1,779,970	—	—	1,779,970
Health Care Supply Chain	1,178,242	—	—	1,178,242
Other Common Stocks	5,757,281	—	—	5,757,281
Short-Term Investment	—	$15,665,000	—	15,665,000
	$141,406,793	$15,665,000	—	$157,071,793

Transfers of investments between different levels of the fair value hierarchy are recorded at market value as of the end of the reporting period. There were no transfers between Levels 1, 2, or 3 during the period ended March 31, 2017.

NOTE 8 — Line of Credit

The Fund, along with FPA International Value Fund (another mutual fund managed by the Adviser) has collectively entered into an agreement that enables them to participate in a $50 million unsecured line of credit with State Street Bank and Trust. Borrowings will be made solely to temporarily finance the repurchase of Capital Stock. Interest is charged to each Fund based on its borrowings at a rate per annum equal to the Overnight LIBOR Rate plus 1.25%. In addition, the Fund and FPA International Value Fund pay a combined commitment fee of 0.25% per annum on any unused portion of the line of credit.

For the period ended March 31, 2017, the Fund had no borrowings under the agreement.

NOTE 9 — Collateral Requirements

FASB Accounting Standards Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, requires disclosures to make financial statements that are prepared under U.S. GAAP more comparable to those prepared under International Financial Reporting Standards. Under this guidance the Fund discloses both gross and net information about instruments and transactions eligible for offset such as instruments and transactions subject to an agreement similar to a master netting arrangement. In addition, the Fund discloses collateral received and posted in connection with master netting agreements or similar arrangements.

FPA PARAMOUNT FUND, INC.
NOTES TO FINANCIAL STATEMENTS

Continued

The following table presents the Fund's repurchase agreements by counterparty net of amounts available for offset under an ISDA Master agreement or similar agreements and net of the related collateral received or pledged by the Fund as of March 31, 2017, are as follows:

Counterparty	Gross Assets in the Statement of Assets and Liabilities	Collateral Received		Assets (Liabilities) Available for Offset	Net Amount of Assets*
State Street Bank and Trust Company	$15,665,000	$15,665,000	**	—	—

*  Represents the net amount receivable from the counterparty in the event of default.

**  Collateral with a value of $15,982,035 has been received in connection with a master repurchase agreement. Excess of collateral received from the individual master repurchase agreement is not shown for financial reporting purposes.

FPA PARAMOUNT FUND, INC.
SHAREHOLDER EXPENSE EXAMPLE

March 31, 2017
(Unaudited)

Fund Expenses

Mutual fund shareholders generally incur two types of costs: (1) transaction costs, and (2) ongoing costs, including advisory and administrative fees; shareholder service fees; and other Fund expenses. The Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Example is based on an investment of $1,000 invested at the beginning of the year and held for the entire year.

Actual Expenses

The information in the table under the heading "Actual Performance" provides information about actual account values and actual expenses. You may use the information in this column, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first column in the row entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The information in the table under the heading "Hypothetical Performance (5% return before expenses)" provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs. Therefore, the information under the heading "Hypothetical Performance (5% return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher. Even though the Fund does not charge transaction fees, if you purchase shares through a broker, the broker may charge you a fee. You should evaluate other mutual funds' transaction fees and any applicable broker fees to assess the total cost of ownership for comparison purposes.

	Actual Performance	Hypothetical Performance (5% return before expenses)
Beginning Account Value September 30, 2016	$1,000.00	$1,000.00
Ending Account Value March 31, 2017	$1,095.00	$1,018.51
Expenses Paid During Period*	$6.74	$6.49

*  Expenses are equal to the Fund's annualized expense ratio of 1.29%, multiplied by the average account value over the period and prorated for the six-months ended March 31, 2017 (182/365 days).

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

(Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
Allan M. Rudnick – 1940†	Director and Chairman* Years Served: 4	Private Investor. Formerly Co-Founder, Chief Executive Officer, Chairman and Chief Investment Officer of Kayne Anderson Rudnick Investment Management from 1989 to 2007.	7
Sandra Brown – 1955†	Director* Years Served: <1	Consultant. Formerly CEO and President of Transamerica Financial Advisers, Inc., 1999 to 2009; President, Transamerica Securities Sales Corp. 1998 to 2009; VP, Bank of America Mutual Fund Administration 1990 to 1998.	7
Mark L. Lipson – 1949†	Director* Years Served: 1	Consultant. ML2Advisors, LLC. Former member of the Management Committee and Western Region Head at Bessemer Trust Company from 2007 to 2014.	7
Alfred E. Osborne, Jr. – 1944†	Director* Years Served: 3	Senior Associate Dean of the John E. Anderson School of Management at UCLA.	7	Wedbush, Inc., Nuverra Environmental Solutions, Inc., and Kaiser Aluminun, Inc.
A. Robert Pisano – 1943†	Director* Years Served: 4	Consultant. Formerly President and Chief Operating Officer of the Motion Picture Association of America, Inc. from 2005 to 2011.	7	Entertainment Partners, and Resources Global Professionals
Patrick B. Purcell – 1943†	Director* Years Served: 4	Retired. Formerly Executive Vice President, Chief Financial and Administrative Officer of Paramount Pictures from 1983 to 1998.	7
J. Richard Atwood – 1960	Director* and President Years Served: 19	Managing Partner of the Adviser.	7
Gregory A. Herr – 1972	Portfolio Manager Years Served: 5	Managing Director of the Adviser since 2013 and Vice President and Analyst of the Adviser from 2007 to 2012.
Pierre O. Py – 1976	Portfolio Manager Years Served: 5	Managing Director of the Adviser since 2013. Formerly Vice President of the Adviser since 2011. Formerly an international research analyst at Harris Associates LP from 2005 to 2010.

FPA PARAMOUNT FUND, INC.
DIRECTOR AND OFFICER INFORMATION

Continued (Unaudited)

Name and Year of Birth	Position(s) With Fund Years Served	Principal Occupation(s) During the Past 5 Years	Portfolios in Fund Complex Overseen	Other Directorships
David C. Lebisky – 1972	Chief Compliance Officer Years Served: <1

President of Lebisky Compliance Consulting LLC (since October 2015). Consultant, Duff & Phelps Compliance Consulting (since 2016). Senior Consultant, Freeh Group International Solutions, LLC (a global risk management firm) (since 2015). Formerly, Director of Regulatory Administration, Scotia Institutional Investments US, LP (2010 to 2014).

E. Lake Setzler – 1967	Treasurer Years Served: 10	Senior Vice President and Controller of the Adviser.
Francine S. Hayes – 1967	Secretary Years Served: 1	Vice President and Senior Counsel of State Street Bank and Trust Company

*  Directors serve until their resignation, removal or retirement.

†  Audit Committee member

The Statement of Additional Information includes additional information about the Directors and is available, without charge, upon request by calling (800) 982-4372.

FPA PARAMOUNT FUND, INC.

(Unaudited)

INVESTMENT ADVISER

First Pacific Advisors, LLC
11601 Wilshire Boulevard, Suite 1200
Los Angeles, CA 90025

TRANSFER & SHAREHOLDER
SERVICE AGENT

UMB Fund Services, Inc.
P.O. Box 2175
Milwaukee, WI 53201-2175
or
235 West Galena Street
Milwaukee, WI 53212-3948

(800) 638-3060

CUSTODIAN AND ADMINISTRATOR

State Street Bank and Trust Company
Boston, Massachusetts

TICKER SYMBOL: FPRAX
CUSIP: 302546106

DISTRIBUTOR

UMB Distribution Services, LLC
235 West Galena Street
Milwaukee, Wisconsin 53212-3948

LEGAL COUNSEL

Dechert LLP
San Francisco, California

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP
Los Angeles, California

This report has been prepared for the information of shareholders of FPA PARAMOUNT FUND, INC., and is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus.

The Fund's complete proxy voting record for the 12 months ended June 30, 2016 is available without charge, upon request by calling (800) 982-4372 and on the SEC's website at www.sec.gov.

The Fund's schedule of portfolio holdings, filed the first and third quarter of the Fund's fiscal year on Form N-Q with the SEC, is available on the SEC's website at www.sec.gov. Form N-Q is available at the SEC's Public Reference Room in Washington, D.C., and information on the operations of the Public Reference Room may be obtained by calling (202) 551-8090. To obtain Form N-Q from the Fund, shareholders can call (800) 982-4372.

Additional information about the Fund is available online at www.fpafunds.com. This information includes, among other things, holdings, top sectors, and performance, and is updated on or about the 15th business day after the end of each quarter.

Item 2.  Code of Ethics.

Not applicable to this semi-annual report.

Item 3.  Audit Committee Financial Expert.

Not applicable to this semi-annual report.

Item 4.  Principal Accountant Fees and Services.

Not applicable to this semi-annual report.

Item 5.  Audit Committee of Listed Registrants.

Not applicable to this semi-annual report.

Item 6.  Investments.

(a)                                 Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)           Not applicable.

Item 7.  Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.  Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.  Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of directors.

Item 11.  Controls and Procedures.

(a)                                 The principal executive officer and principal financial officer of the registrant have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) are effective based on their evaluation of the disclosure controls and procedures as of a date within 90 days of the filing date of this report.

(b)                                 There have been no significant changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant’s second fiscal quarter of the period covered by this report that have materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

Item 12.  Exhibits.

(a)(1)                  Not applicable.

(a)(2)                  The certifications required by Rule 30a-2(a) under the Investment Company Act of 1940 are attached hereto.

(a)(3)                  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FPA PARAMOUNT FUND, INC.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 31, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ J. Richard Atwood
J. Richard Atwood
President (principal executive officer)

Date:	May 31, 2017

By:	/s/ E. Lake Setzler III
E. Lake Setzler III
Treasurer (principal financial officer)

Date:	May 31, 2017